2016 Fourth Quarter & Annual Earnings Slides February 21, 2017

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Key Messages 3 Our Priorities Favorable Market Conditions Performance  Off-lease cycle continues  Increased total losses  Independent used dealer retail sales stable  Net Income $222.4 (+4%); Adjusted EBITDA $747.9M (+15%); Free Cash Flow $367.7M (+9%)  ADESA RPU increased, but physical volumes flat in 4Q16  IAA volume drove strong performance  Improve operating efficiency  Use excess cash flow to invest in strategic growth initiatives and return capital to shareholders  Extend and integrate our platforms  Leverage unique data and analytic capabilities

2017 Outlook 4 2017 Low 2017 High 2016 Net income $235.7 $249.7 $222.4 Add back: Income taxes $138.4 $146.6 $132.9 Interest expense, net of interest income $170.0 $170.0 $138.4 Depreciation and amortization $278.0 $278.0 $240.6 EBITDA $822.1 $844.3 $734.3 Total addbacks $2.9 $5.7 $13.6 Adjusted EBITDA $825.0 $850.0 $747.9 Capital expenditures $145.0 $145.0 $155.1 Cash taxes related to calendar year $165.0 $165.0 $128.0 Cash interest expense on corporate debt $120.0 $120.0 $97.1 Free cash flow $395.0 $420.0 $367.7 Effective tax rate 37% 37% 37.4% Net income per share - diluted $1.70 $1.80 $1.60 Operating adjusted net income per share - diluted $2.15 $2.25 $2.06 Weighted average diluted shares 139 139 139.1

2016 Highlights 5 Revenues Highlights Fundamentals ADESA • Adjusted EBITDA +28% • Total volumes +17% (SS 9%) • Physical volumes +14% (SS 4%) • RPU +6% (Physical +7%) • Incremental operating profit 29% • Used retail sales +3% (NADA) • Lease growth +6% (Edmunds) • Open auto loans +9% (Experian) • Physical auction industry +5% (NAAA) IAA • Adjusted EBITDA +9% • North American volume growth +10% • North American inv growth +25% • North American RPU growth -2% • Total Loss % +1% (CCC) • Scrap pricing -1% (American Recycler) • Miles driven +3% (FHWA) AFC • Adjusted EBITDA +1% • LTU growth 7% • Provision for credit losses as a percent of managed receivables 1.8% from 1.1% prior year • Indep used retail +4% (NADA) • Physical auction industry +5% (NAAA) KAR • Revenue growth +17% • Adjusted EBITDA +15% • Operating Adjusted EPS +8% • $432M acquisitions • $157M dividends paid • $80M share repurchases (1.9M Shares) • Diversified and complementary business services model • Multiple drivers of growth and value creation • Strategic growth and create shareholder value ADESA 56% IAA 35% AFC 9% ADESA 56% IAA 35% AFC 9% ADESA 56% IAA 35% AFC 9% $1,428 $1,765 $995 $1,098 $268 $287 $2,691 $3,150 2015 2016

Key Operating Metrics 6 4Q16 4Q15 2016 2015 ADESA Physical Vehicles Sold Growth1 0% 4% 4% 8% Online Only Vehicles Sold Growth 16% 32% 26% 20% Physical RPU Growth 4% 6% 7% 2% Incremental Operating Profit %1 -1.0% 25.1% 29.0% 33.8% IAA Vehicles Sold Growth (includes HBC) 18% 14% 10% 13% Inventory Growth (excludes HBC) 25% 14% 25% 14% RPU Growth (includes HBC) -2% -2% 0% -2% AFC LTU Growth 2% 9% 7% 11% Provision for Credit Losses 2.6% 1.4% 1.8% 1.1% 1 Excluding acquisitions

Capital Allocation Framework $617M Returned to Shareholders 2015 – 2016 7 Priorities  Historically ~18% - 20% of Adjusted EBITDA, plus strategic investments  Technology ~50%  Physical ~50%  45% - 50% of FCF  Highlights consistency & strength of free cash flow  Acquisitions that leverage wholecar auction cyclical recovery (indep auctions)  Complementary technologies  New geographies  Tool for managing cash and leverage 2015 $135M Spent $152M Paid $118M Acquisitions $228M Repurchased 2015  Technology $63M  Physical $56M  Chicago Greenfield $16M  $1.08 per share paid  Pittsburgh (Indep Auction)  DataScan (Vehicle Inspections)  Autoniq (Price Guide Aggregator)  MobileTrac (Vehicle History Reports)  HBC (UK Salvage)  $300M two year authorization approved in October 2014  6.2M shares repurchased 2016 $155M Spent $157M Paid $432M Acquisitions $80M Repurchased 2016  Technology $77M  Physical $51M  Chicago Greenfield $27M  $1.14 per share paid  Brashers (8 Indep Auctions)  Orlando (Indep Auction)  GRS (UK Online Only Auctions)  Flint (Independent Auction)  $500M three year authorization approved in October 2016  1.9M shares repurchased Dividends Strategic Investments Share Repurchases Capex

Fourth Quarter Slides

KAR Q4 2016 Highlights 9 ($ in millions, except per share amounts) KAR Q4 2016 Q4 2015 Highlights* Total operating revenues $813.7 $695.7 Gross profit** $325.4 $281.4 SG&A $148.8 $128.5 +$8.4M acquired SG&A EBITDA $174.8 $155.0 Adjusted EBITDA $176.5 $154.5 Net income $45.5 $48.3 Net income per share - diluted $0.33 $0.35 Operating adjusted net income per share - diluted $0.45 $0.45 Weighted average diluted shares 138.9 139.6 Dividends declared per common share $0.32 $0.27 Effective tax rate 37.0% 35.8% Cap tal expenditures $36.6 $42.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization

ADESA Q4 2016 Highlights 10 ($ in millions, except RPU) ADESA Q4 2016 Q4 2015 Highlights* Revenue $442.3 $365.9 +16% volume, +4% Physical RPU, +$37.4M acquisitions Gross profit** $172.9 $144.6 % of revenue 39.1% 39.5% SG&A $89.2 $69.3 +$8.4M acquired SG&A, see MD&A for variance analysis EBITDA $80.4 $73.2 Adjusted EBITDA $88.0 $77.6 % of revenue 19.9% 21.2% Vehicles sold 700,000 605,000 16% growth; 4% excluding acquisitions Physical vehicles sold 523,000 453,000 15% growth, 0% excluding acquisitions Online only volume 177,000 152,000 Total online 41% of total volumes; Online only 25% of total Dealer consignment mix % (physical only) 45% 49% 7% dealer consignment volume growth; -7% ex-acquisitions Conversion rate (N.A. physical) 54.7% 56.1% Physical RPU $773 $740 Excludes purchased vehicles Online only RPU $115 $105 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization

ADESA Incremental Operating Profit Margin Analysis – Q4 2016 11 ($ in millions) Reported Impact of Acquisitions ADESA Excluding Acquisitions Q4 2016 Revenue $442.3 $37.4 $404.9 Operating profit $56.3 $3.8 $52.5 Operating profit % 12.7% 10.2% 13.0% Q4 2015 Revenue $365.9 Operating profit $52.9 Operating profit % 14.5% Q4 2016 Reported Growth Reported revenue growth $76.4 Reported operating profit growth $3.4 Incremental operating margin 4.5% Q4 2016 Excluding Acquisitions Revenue growth $39.0 Operating profit growth ($0.4) Incremental operating margin -1.0%

IAA Q4 2016 Highlights 12 ($ in millions) IAA Q4 2016 Q4 2015 Highlights* Revenue $302.6 $261.6 +18% volume, +$0.2M HBC, -$2.7M GBP currency Gross profit** $103.9 $88.6 +$0.6M HBC % of revenue 34.3% 33.9% HBC - 0.8% SG&A $25.3 $25.5 EBITDA $78.8 $65.6 Adjusted EBITDA $80.2 $65.6 % of revenue 26.5% 25.1% Vehicles sold 610,000 517,000 18% growth; 18% excluding HBC Inventory growth 25% 14% Excludes HBC % Purchased contract vehicles 6% 7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization

IAA Q4 2016 Gross Profit 13 ($ in millions) IAA HBC Total IAA HBC Total Revenue $290.6 $12.0 $302.6 $249.8 $11.8 $261.6 Cost of Services** 188.6 10.1 198.7 162.5 10.5 173.0 Gross Profit $102.0 $1.9 $103.9 $87.3 $1.3 $88.6 % of Revenue 35.1% 15.8% 34.3% 34.9% 11.0% 33.9% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization Three Months Ended December 31, 2016 Three Months Ended December 31, 2015

($ in millions, except for revenue per loan transaction) AFC Q4 2016 Q4 2015 Highlights* Interest and fee income $69.6 $63.9 Other revenue $2.6 $2.7 Provision for credit losses ($11.7) ($5.5) $9.4M actaual losses; $2.2M increase in allowance Other service revenue $8.3 $7.1 +17% in "Other service revenue" generated by PWI Total AFC revenue $68.8 $68.2 +2% LTUs, -3% revenue per LTU Gross profit** $48.6 $48.2 % of revenue 70.6% 70.7% SG&A $6.8 $6.8 EBITDA $40.4 $41.4 Adjusted EBITDA $34.7 $36.7 Loan transactions 417,000 408,000 2% growth Revenue per loan transaction unit (LTU)*** $145 $150 Provision for credit losses % of finance receivables 2.6% 1.4% Managed receivables $1,792.2 $1,641.0 +9% growth Obligations collateralized by finance receivables $1,280.3 $1,189.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Q4 2016 Highlights 14

AFC Provision for Credit Losses 15 4Q16 3Q16 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 Ending Managed Receivables $1,792.2 $1,785.4 $1,738.6 $1,705.5 $1,641.0 $1,529.6 $1,476.9 $1,355.8 Average Managed Receivables $1,788.8 $1,762.0 $1,722.1 $1,673.3 $1,585.3 $1,503.3 $1,416.4 $1,363.5 Provision for Credit Losses $11.7 $8.0 $5.5 $5.5 $5.5 $2.7 $4.3 $3.5 % of Managed Receivables 2.62% 1.82% 1.28% 1.31% 1.39% 0.72% 1.22% 1.03%

2016 Annual Slides

KAR Year Ended December 31, 2016 Highlights 17 ($ in millions, except per share amounts) KAR YTD 2016 YTD 2015 Highlights* Total operating revenues $3,150.1 $2,690.6 -$11.9M CAD currency Gross profit** $1,322.7 $1,142.1 SG&A $583.1 $502.0 EBITDA $734.3 $644.1 -$4.5M CAD currency Adjusted EBITDA $747.9 $649.8 -$4.5M CAD currency Net income $222.4 $214.6 -$2.3M CAD currency Net income per share - diluted $1.60 $1.51 -$0.02 per share CAD currency Operating adjusted net income per share - diluted $2.06 $1.90 Weighted average diluted shares 139.1 142.3 Dividends declared per common share $1.19 $1.08 Effective tax rate 37.4% 37.0% Capital expenditures $155.1 $134.7 Cash flow from operating activities $360.8 $475.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization

ADESA Year Ended December 31, 2016 Highlights

KAR AUCTION SERVICES.

($ in millions, except RPU)

ADESA	YTD 2016	YTD 2015	Highlights*
Revenue	$1,765.3	$1,427.8	+17% volume, +7% physical RPU, +$137.1M acquisitions
Gross profit**	$728.8	$590.9	
% of revenue	*41.3%*	*41.4%*	
SG&A	$327.0	$276.6	+$27.7M acquired SG&A, see MD&A for variance analysis
EBITDA	$391.0	$307.5	-$3.3M CAD currency
Adjusted EBITDA	$419.5	$328.6	-$3.3M CAD currency
% of revenue	*23.8%*	*23.0%*	
Vehicles sold	2,885,000	2,465,000	17% growth; 9% excluding acquisitions
Physical vehicles sold	2,142,000	1,873,000	14% growth; 4% excluding acquisitions
Online only volume	743,000	592,000	Total online 42% of total volumes; online only 26% of total
Dealer consignment mix % (physical only)	48%	50%	9% dealer consignment growth; -2% excluding acquisitions
Conversion rate (N.A. physical)	58.3%	58.3%	
Physical RPU	$753	$701	-$4 CAD currency, excludes purchased vehicles
Online only RPU	$110	$102	-$1 CAD currency, excludes ADESA Assurance

** For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016.*

*** Exclusive of depreciation and amortization*

18

ADESA Incremental Operating Profit Margin Analysis – Year Ended December 31, 2016 19 ($ in millions) Reported Impact of Acquisitions ADESA Excluding Acquisitions YTD 2016 Revenue $1,765.3 $137.1 $1,628.2 Operating profit $301.8 $15.5 $286.3 Operating profit % 17.1% 11.3% 17.6% YTD 2015 Revenue $1,427.8 Operating profit $228.1 Operating profit % 16.0% YTD 2016 Reported Growth Reported revenue growth $337.5 Reported operating profit growth $73.7 In remental operating margin 21.8% YTD 2016 Excluding Acquisitions Revenue growth $200.4 Operating profit growth $58.2 Incremental operating margin 29.0%

IAA Year Ended December 31, 2016 Highlights 20 ($ in millions) IAA YTD 2016 YTD 2015 Highlights* Revenue $1,098.0 $994.4 +11% volume, +$25.8M HBC, -$2.8M CAD currency, -$6.9M GBP currency Gross profit** $390.0 $360.8 +$3.5M HBC % of revenue 35.5% 36.3% SG&A $104.2 $98.1 +$1.5M HBC, see MD&A for variance analysis EBITDA $286.1 $263.7 -$0.9M CAD currency Adjusted EBITDA $288.9 $265.1 -$0.9M CAD currency % of revenue 26.3% 26.7% Vehicles sold 2,184,000 1,970,000 11% growth; 10% excluding HBC Inventory growth 25% 14% Excludes HBC % Purchased contract vehicles 7% 7% 5% and 6% excluding HBC for 2016 and 2015 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization

IAA Year Ended December 31, 2016 Gross Profit 21 ($ in millions) IAA HBC Total IAA HBC Total Revenue $1,046.4 $51.6 $1,098.0 $968.6 $25.8 $994.4 Cost of Services** 662.2 45.8 708.0 610.1 23.5 633.6 Gross Profit $384.2 $5.8 $390.0 $358.5 $2.3 $360.8 % of revenue 36.7% 11.2% 35.5% 37.0% 8.9% 36.3% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization Year Ended December 31, 2016 Year Ended December 31, 2015

($ in millions, except for revenue per loan transaction) AFC YTD 2016 YTD 2015 Highlights* Interest and fee income $275.1 $246.8 Other revenue $10.3 $9.7 Provision for credit losses ($30.7) ($16.0) $27.7M actual losses; $3.0M increase in allowance Other service revenue $32.1 $27.9 +15% in "Other service revenue" generated by PWI Total AFC revenue $286.8 $268.4 +7% LTUs, -1% revenue per LTU (includes -$0.6M CAD currency) Gross profit** $203.9 $190.4 % of revenue 71.1% 70.9% SG&A $28.7 $27.8 EBITDA $173.8 $164.1 -$0.4M CAD currency Adjusted EBITDA $149.3 $147.3 -$0.3M CAD currency Loan transactions 1,718,000 1,607,000 7% growth Revenue per loan transaction unit (LTU)*** $148 $150 Provision for credit losses % of finance receivables 1.8% 1.1% Managed receivables $1,792.2 $1,641.0 +9% growth Obligations collateralized by finance receivables $1,280.3 $1,189.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2016. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Year Ended December 31, 2016 Highlights 22

AFC Provision for Credit Losses 23 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed Receivables $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Average Managed Receivables $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Provision for Credit Losses $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 % of Managed Receivables 1.77% 1.08% 1.02% 0.91% 0.78% 0.76% 1.63% 3.31% 6.00% 2.99%

Wholesale Used Vehicle Values ADESA – Whole Car Market Fundamentals Dealer Consignment vs SAAR Growth New Vehicle Lease Growth 24 Source: BEA, NAAA Auto Loans Outstanding 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 2011 2012 2013 2014 2015 2016 0.0% 0.5% 1.0% 1.5% 2.0% $0 $200 $400 $600 $800 $1,000 1Q 07 3Q 07 1Q 08 3Q 08 1Q 09 3Q 09 1Q 10 3Q 10 1Q 11 3Q 11 1Q 12 3Q 12 1Q 13 3Q 13 1Q 14 3Q 14 1Q 15 3Q 15 1Q 16 3Q 16 60 Da y D eli nq ue nc y Lo an s O uts tan din g ( $M M) Outstanding 60 Day Delinquency -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016E New Vehicle Sales (SAAR) Growth NAAA Dealer Consignment Growth Source: Experian Source: Edmunds $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 $10,500 $11,000 $11,500 100 105 10 115 120 125 130 135 14 145 150 Jan-13 Jan-14 Jan-15 Jan-16 AD ES A A vg W ho les ale Va lue M UV VI & NA DA In de x MUVVI NADA (0 - 8 yrs) ADESA

IAA Volume Sold IAA - Salvage Market Fundamentals Source: Polk and ADESA Analytical Services Growing & Aging North American Car Parc Positive Industry Drivers  Accident frequency benefits from rising miles driven, an aging vehicle fleet, and increasing driver distractions  Accident severity increasing due to vehicle complexity and technology content leading to more total losses  Increase in non-insurance supply 244 251 258 264 269 271 271 270 271 272 275 276 283 289 9.0 9.5 10.0 10.5 11.0 11.5 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E Size (millions) Average Vehicle Age (years) 25 Increasing Total Loss % of Total Claims 12.5% 13.5% 14.5% 15.5% 16.5% 17.5% 1Q 08 3Q 08 1Q 09 3Q 09 1Q 10 3Q 10 1Q 11 3Q 11 1Q 12 3Q 12 1Q 13 3Q 13 1Q 14 3Q 14 1Q 15 3Q 15 1Q 16 3Q 16 Source: CCC Information Services 0.0 0.5 1.0 1.5 .0 2.5 2008 2009 2010 2011 2012 2013 2014 2015 2016

AFC Provides Complementary Service to Buyers Managed Receivables & Net Provision for Credit Losses Independent Dealer Used Vehicle Retail Sales 12.2 12.8 12.7 12.9 13.3 13.9 11.0 11.5 12.0 12.5 13.0 13.5 14.0 14.5 2011 2012 2013 2014 2015 2016 Ind us try Un its So ld ( MM ) AFC Highlights  Short-term (~65 day) secured financing to independent used car dealers  Provides liquidity to auctions  Portfolio managed through disciplined underwriting and consistent credit standards  Utilizes risk based pricing model  Significant risk mitigation processes (local presence, lot checks, credit pulls, etc)  Securitization provides liquidity − AFC funding in place through Jan 2020 − US$1,500 million and C$125 million committed liquidity ($1,280 million drawn as of 12/31/16) 26 Source: NADA 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 % Pr ov ide fo r C red it L s Av g M an ag ed Re c ( $M M)

$395M to $420M Free cash flow expected in 2017 and levels at or above that for 2018-2019 Capital Deployment Growth in off-lease and repo vehicle volumes 5%-7% annual growth in salvage auction industry volumes Potential for a 1% reduction in corporate income tax = $.02/share increase in net income 27 Three Year Trends and Outlook Expected Environmental Trends ~ 60/40 commercial vehicle vs. dealer consignment mix … … should drive increases in revenue per vehicle sold Strategic Priorities Leverage unique data and analytic capabilities Capital deployment Extend and integrate our platforms Improve operating efficiency Investment over three years for deployment of New Wave online solution Target senior leverage Return to shareholders through: • Recurring dividend & share repurchases • Strategic acquisitions adjusted EBITDA or less 3X $20M - $25M

Appendix

EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Free cash flow is defined as Adjusted EBITDA less cash interest expense on corporate debt (Credit Facility), capital expenditures and cash taxes related to the calendar year. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA, Adjusted EBITDA and free cash flow to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and noncompete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, free cash flow, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. Non-GAAP Financial Measures 29

30 Q4 2016 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $27.9 $29.0 $19.8 ($31.2) $45.5 Add back: Income taxes 16.0 16.8 12.2 (18.3) 26.7 Interest expense, net of interest income (0.2) – 9.4 28.7 37.9 Depreciation and amortization 27.4 23.5 7.7 6.1 64.7 Intercompany interest 9.3 9.5 (8.7) (10.1) – EBITDA $80.4 $78.8 $40.4 ($24.8) $174.8 Intercompany charges 3.1 – – (3.1) – Non-cash stock-based compensation 1.2 0.7 0.4 1.7 4.0 Loss on extinguishment of debt – – 1.4 – 1.4 Acquisition related costs 1.3 – – 0.1 1.4 Securitization interest – – (7.7) – (7.7) Minority interest 1.1 – – – 1.1 Other 0.9 0.7 0.2 (0.3) 1.5 Total Addbacks 7.6 1.4 (5.7) (1.6) 1.7 Adjusted EBITDA $88.0 $80.2 $34.7 ($26.4) $176.5 Revenue $442.3 $302.6 $68.8 – $813.7 Adjusted EBITDA % margin 19.9% 26.5% 50.4% 21.7%

31 Q4 2015 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2015 ADESA IAA AFC Corporate Consolidated Net income (loss) $25.1 $23.3 $21.4 ($21.5) $48.3 Add back: Income taxes 13.9 11.1 13.4 (11.5) 26.9 Interest expense, net of interest income (0.3) – 6.9 17.2 23.8 Depreciation and amortization 22.4 21.7 7.6 4.3 56.0 Intercompany interest 12.1 9.5 (7.9) (13.7) – EBITDA $73.2 $65.6 $41.4 ($25.2) $155.0 Intercompany charges 1.9 0.1 – (2.0) – Non-cash stock-based compensation 0.9 0.3 0.3 1.4 2.9 Acquisition related costs 0.6 – 0.2 0.2 1.0 Securitization interest – – (5.5) – (5.5) Minority interest 0.2 (1.1) – – (0.9) Other 0.8 0.7 0.3 0.2 2.0 Total Addbacks 4.4 – (4.7) (0.2) (0.5) Adjusted EBITDA $77.6 $65.6 $36.7 ($25.4) $154.5 Revenue $365.9 $261.6 $68.2 – $695.7 Adjusted EBITDA % margin 21.2% 25.1% 53.8% 22.2%

32 YTD 2016 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $156.9 $101.1 $88.4 ($124.0) $222.4 Add back: Income taxes 92.7 59.3 54.0 (73.1) 132.9 Interest expense, net of interest income (0.3) – 34.1 104.6 138.4 Depreciation and amortization 100.0 87.9 31.1 21.6 240.6 Intercompany interest 41.7 37.8 (33.8) (45.7) – EBITDA $391.0 $286.1 $173.8 ($116.6) $734.3 Intercompany charges 10.9 0.3 – (11.2) – Non-cash stock-based compensation 4.6 2.6 1.8 10.1 19.1 Loss on extinguishment of debt – – 1.4 4.0 5.4 Acquisition related costs 4.9 0.2 0.1 3.4 8.6 Securitization interest – – (28.0) – (28.0) Minority interest 3.8 – – – 3.8 (Gain)/Loss on asset sales 1.6 0.2 – 0.6 2.4 Other 2.7 (0.5) 0.2 (0.1) 2.3 Total Addbacks 28.5 2.8 (24.5) 6.8 13.6 Adjusted EBITDA $419.5 $288.9 $149.3 ($109.8) $747.9 Cash interest expense on corporate debt (97.1) Capital expenditures (155.1) Cash taxes related to calendar year (128.0) Free cash flow $367.7 Revenue $1,765.3 $1,098.0 $286.8 – $3,150.1 Adjusted EBITDA % margin 23.8% 26.3% 52.1% 23.7%

33 YTD 2015 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2015 ADESA IAA AFC Corporate Consolidated Net income (loss) $109.2 $92.8 $83.2 ($70.6) $214.6 Add back: Income taxes 62.3 52.4 51.3 (40.1) 125.9 Interest expense, net of interest income 0.1 – 24.1 66.6 90.8 Depreciation and amortization 86.2 80.8 30.8 15.0 212.8 Intercompany interest 49.7 37.7 (25.3) (62.1) – EBITDA $307.5 $263.7 $164.1 ($91.2) $644.1 Intercompany charges 7.9 0.7 – (8.6) – Non-cash stock-based compensation 3.8 1.1 1.3 6.5 12.7 Acquisition related costs 2.7 0.1 0.2 1.8 4.8 Securitization interest – – (18.7) – (18.7) Minority interest 0.8 (1.4) – – (0.6) (Gain)/Loss on asset sales 3.6 (0.1) – – 3.5 Other 2.3 1.0 0.4 0.3 4.0 Total Addbacks 21.1 1.4 (16.8) – 5.7 Adjusted EBITDA $328.6 $265.1 $147.3 ($91.2) $649.8 Cash interest expense on corporate debt (61.3) Capital expe ditures (134.7) Cash taxes related to calendar year (116.0) Free cash flow $337.8 Revenue $1,427.8 $994.4 $268.4 – $2,690.6 Adjusted EBITDA % margin 23.0% 26.7% 54.9% 24.2%

34 Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts) 2016 2015 2016 2015 Net income $45.5 $48.3 $222.4 $214.6 Acquired amortization expense (1) 25.8 22.3 97.1 87.5 Loss on extinguishment of debt (2) 1.4 – 5.4 – Income taxes (3) (10.0) (8.0) (38.3) (32.4) Operating adjusted net income $62.7 $62.6 $286.6 $269.7 Net income per share − diluted $0.33 $0.35 $1.60 $1.51 Acquired amortization expense 0.19 0.16 0.70 0.62 Loss on extinguishment of debt 0.01 – 0.04 – Income taxes (0.08) (0.06) (0.28) (0.23) Operating adjusted net income per share − diluted $0.45 $0.45 $2.06 $1.90 Weighted average diluted shares 138.9 139.6 139.1 142.3 Three Months ended December 31, Year ended December 31, (1)Acquired amortization expense was $25.8 million ($16.3 million net of tax) and $22.3 million ($14.3 million net of tax) for the three months ended December 31, 2016 and 2015, respectively. For the year ended December 31, 2016 and 2015, acquired amortization expense was $97.1 million ($60.8 million net of tax) and $87.5 million ($55.1 million net of tax), respectively. (2)We incurred a loss on the extinguishment of debt totaling $1.4 million ($0.9 million net of tax) and $5.4 million ($3.4 million net of tax) for the three months and year ended December 31, 2016, respectively. (3)The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income.